Exhibit 10.13

Resolutions of the Board of Shareholders

of

Jiangsu Luobei Electric Vehicle Co., Ltd.

Date of Meeting: December 12, 2021

Place of Meeting: Conference Room

There should be 16 shareholders present at the meeting, and actually 16 shareholders were present at the meeting, representing 100% of voting power. All shareholders assented and consented the following resolutions:

I. Equity transfer

Upon evaluation by the Company, all shareholders agreed that the Company be transferred to Lobo Holdings Ltd at a price of RMB 1. The purchasing funds shall be allocated in proportion to equity as follows:

I.	RESOLVED THAT the shareholder Xu Huajian transferred his 46.3% of equity held in the company, amounting to RMB 0.46 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.46.

2.	RESOLVED THAT the shareholder Xu Pingyi transferred his I 1.58% of equity held in the Company, amounting to RMB 0.11 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.11.

3.	RESOLVED THAT the shareholder Cai Jiancong transferred his 10% of equity held in the Company, amounting to RMB 0.10 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.10.

4.	RESOLVED THAT the shareholder Xie Huiyan transferred her 10% of equity held in the Company, amounting to RMB 0.10 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.10.

5.	RESOLVED THAT the shareholder Xiong Haoyu transferred his 4.99% of equity held in the Company, amounting to RMB 0.05 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.05.

6.	RESOLVED THAT the shareholder Mo Lingping transferred his 3.5% of equity held in the Company, amounting to RMB 0.03 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.03.

7.	RESOLVED THAT the shareholder Yao Yasong transferred his 3.5% of equity held in the Company, amounting to RMB 0.03 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.03.

8.	RESOLVED THAT the shareholder Wang Yunmei transferred her 3.04% of equity held in the Company, amounting to RMB 0.03 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.03.

9.	RESOLVED THAT the shareholder Dai Zhuoran transferred his 2% of equity held in the Company, amounting to RMB 0.02 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.02.

10.	RESOLVED THAT the shareholder Zhu Yibing transferred his 1.05% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

11.	RESOLVED THAT the shareholder Zhong Zisheng transferred his 0.52% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

12.	RESOLVED THAT the shareholder Yuan Bowen transferred his 1% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

13.	RESOLVED THAT the shareholder Liu Yuntao transferred his 0.52% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

14.	RESOLVED THAT the shareholder Zhong Xiaohong transferred her 0.5% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

15.	RESOLVED THAT the shareholder Zhu Yiyong transferred his 0.5% of equity held in the Company,amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

16.	RESOLVED THAT the shareholder YAUGH CHEN PETE sferred his 1% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

II. Other shareholders waive the corresponding preemptive right

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(The remainder of this page is intentionally left blank, and is the signature page to the Resolutions of the Board of Shareholders of Jiangsu Luobei Electric Vehicle Co., Ltd.)

Signature by all shareholders:

/s/ Xu Pingyi

/s/ Xie Huiyan

/s/ Cai Jiancong

/s/ Wang Yunmei

/s/ Mo Lingping

/s/ Yao Yansong

/s/ Zhu Yibing

/s/ Dai Zhuoran

/s/ Liu Yuntao

/s/ Zhong Zisheng

/s/ Yuan Bowen

/s/ Xiong Haoyu

/s/ Zhu Yiyong

/s/ Zhong Xiaohong

/s/ Xu huajian

Jiangsu Luobei Electric Vehicle Co.,

Ltd Jiangsu Luobei Eletric Vehicle Co., Ltd 320214086236

December 12,2021